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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): DECEMBER 2, 2002




                                LPA HOLDING CORP.
             (Exact name of registrant as specified in its charter)



                       See Table of Additional Registrants



           DELAWARE                  333-56239-01              43-1144353
(State or other jurisdiction of    (Commission File         (I.R.S. Employer
incorporation or organization)           Number)          Identification Number)

                     130 SOUTH JEFFERSON [STREET], SUITE 300
                            CHICAGO, ILLINOIS [66210]
                                 (312) 798-1200
    (Address and Telephone Number of Registrant's Principal Executive Office)


                             ADDITIONAL REGISTRANTS

                            JURISDICTION OF   COMMISSION       IRS EMPLOYER
         NAME                INCORPORATION    FILE NUMBER   IDENTIFICATION NO.
-------------------------   ---------------   -----------   ------------------
La Petite Academy, Inc.        Delaware        333-56239       43-1243221




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 ITEM 5. OTHER EVENTS

(a) On December 6, 2002, LPA Holding Corp. ("Holding") and its wholly owned subsidiary, La Petite Academy, Inc. ("La Petite" and, together with Holding and its subsidiaries, the "Company"), announced the results of the internal accounting review conducted by the Company's Audit Committee and the amount of the charges to earnings to current and prior year earnings. The majority of these charges, approximately $57.4 million, will consist of a write-down in the fourth quarter of the fiscal year ended June 29, 2002 of the Company's assets resulting from an analysis of the carrying value of certain long-term assets, including goodwill and other intangibles. The Company also announced that it will restate its previously issued financial statements for the fiscal years ended June 30, 2001 and July 1, 2000 and its unaudited selected quarterly financial data for the fiscal years ended June 29, 2002 and June 30, 2001. The Company will include the audited restated financial statements in its Annual Report on Form 10-K for the fiscal year ended June 29, 2002, which it expects to file with the Securities and Exchange Commission prior to December 31, 2002.

     A copy of the press release announcing the foregoing is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

(b) As previously disclosed, the Company was not in compliance with certain of the financial covenants contained in the Credit Agreement for the third quarter ended April 6, 2002 and had received limited waivers thereunder on May 20, 2002 and August 15, 2002 through the periods ended August 15, 2002 and September 30, 2002, respectively. In addition, the Company was not in compliance with certain of the financial and informational covenants contained in the Credit Agreement for the fourth quarter ended June 29, 2002. On September 30, 2002, the Company and its parent, LPA Holding Corp., received a limited waiver of noncompliance with such financial and informational covenants through the period ended November 1, 2002. On November 1, 2002, the Company obtained an extension of the September 30, 2002 waiver. On November 15, 2002, the Company obtained a second extension of the September 30, 2002 waiver. On December 2, 2002, the Company obtained a third extension of the September 30, 2002 waiver. The extension received on December 2, 2002 provided that the lenders will not exercise their rights and remedies under the Credit Agreement with respect to such non-compliance during the period through December 6, 2002. On December 6, 2002, the Company obtained a fourth extension of the September 30, 2002 waiver. The extension received on December 6, 2002 provided that the lenders will not exercise their rights and remedies under the Credit Agreement with respect to such non-compliance during the period through December 16, 2002. In addition, the Company expects that it will not be able to comply with certain of the financial covenants contained in the Credit Agreement for the first quarter of fiscal 2003. The Company and LPA Holding Corp. expect to continue discussions with the lenders under the Credit Agreement (a) to obtain a permanent waiver of the financial covenant non-compliance for the quarterly periods ending April 6, 2002 and June 29, 2002, (b) to obtain a permanent waiver of the covenant non-compliance occurring in connection with the Company's restatement of its financial statements for prior periods (as disclosed in the press release issued by the Company on December 6, 2002 which is attached hereto as Exhibit 99.1),
(c) to obtain a permanent waiver of the informational covenant non-compliance, and (d) to amend its financial and other covenants, commencing with the quarterly period ending on January 11, 2003, based on the Company's current operating conditions and projections. There can be no assurance that the Company will be able to obtain such a permanent waiver and/or amendment to the Credit Agreement. The failure to do so would have a material adverse effect on the Company.

     Copies of each of the third extension of waiver dated December 2, 2002 and the fourth extension of waiver dated December 6, 2002 discussed above are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, each of which is incorporated herein by reference.


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

Number    Description of Exhibits

10.1 Third Extension to Third Limited Waiver dated as of December 2, 2002 to Credit Agreement dated as of May 11, 1998, as amended, among LPA Holding Corp., La Petite Academy, Inc., Bank of America, N.A. (formerly known as NationsBank, N.A.) as Administrative Agent, Documentation Agent and Collateral Agent for the Lenders and as Issuing Bank and Swingline Lender and Chase Bank of Texas, National Association, (formerly known as The Chase Manhattan Bank) as Syndication Agent.

10.2 Fourth Extension to Third Limited Waiver dated as of December 6, 2002 to Credit Agreement dated as of May 11, 1998, as amended, among LPA Holding Corp., La Petite Academy, Inc., Bank of America, N.A. (formerly known as NationsBank, N.A.) as Administrative Agent, Documentation Agent and Collateral Agent for the Lenders and as Issuing Bank and Swingline Lender and Chase Bank of Texas, National Association, (formerly known as The Chase Manhattan Bank) as Syndication Agent.

99.1      Press Release dated December 6, 2002.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      LPA HOLDING CORP.

Dated: December 9, 2002               /s/  Michael F. Czlonka

                                      By:  Michael F. Czlonka
                                           -------------------

                                      Chief Financial Officer and Secretary and duly authorized representative of the registrant


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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      LA PETITE ACADEMY, INC.

Dated: December 9, 2002               /s/  Michael F. Czlonka

                                      By:  Michael F. Czlonka
                                           -------------------

                                      Chief Financial Officer and Secretary and duly authorized representative of the registrant

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                                  EXHIBIT INDEX


Exhibit
Number         Description of Exhibits
-------        -----------------------

10.1 Third Extension to Third Limited Waiver dated as of December 2, 2002 to Credit Agreement dated as of May 11, 1998, as amended, among LPA Holding Corp., La Petite Academy, Inc., Bank of America, N.A. (formerly known as NationsBank, N.A.) as Administrative Agent, Documentation Agent and Collateral Agent for the Lenders and as Issuing Bank and Swingline Lender and Chase Bank of Texas, National Association, (formerly known as The Chase Manhattan Bank) as Syndication Agent.

10.2 Fourth Extension to Third Limited Waiver dated as of December 6, 2002 to Credit Agreement dated as of May 11, 1998, as amended, among LPA Holding Corp., La Petite Academy, Inc., Bank of America, N.A. (formerly known as NationsBank, N.A.) as Administrative Agent, Documentation Agent and Collateral Agent for the Lenders and as Issuing Bank and Swingline Lender and Chase Bank of Texas, National Association, (formerly known as The Chase Manhattan Bank) as Syndication Agent.

99.1           Press Release dated December 6, 2002.